UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2004

P.F. Chang’s China Bistro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

15210 N. Scottsdale Road, Suite 300, Scottsdale, Arizona	85254

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 957-8986

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit	Description
99.1	March 15, 2004 Press Release by P.F. Chang’s China Bistro, Inc.

99.2	Transcript of Conference Call held March 16, 2004

Item 12. Results of Operations and Financial Condition.

On March 15, 2004, P.F. Chang’s China Bistro, Inc. (the “Company”) issued a press release describing the restatement of its financial results for prior years, including the most recent fiscal year-ended December 28, 2003. On March 16, 2004, the Company held a conference call to discuss the restatement. Pursuant to SEC Release No. 33-8216, the press release and transcript are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are being furnished, not filed, under Item 12, Results of Operations and Financial Condition, to this Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc.
Date: March 18, 2004	By:	/s/ Kristina K. Cashman
Kristina K. Cashman
Chief Financial Officer and Secretary

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EXHIBIT INDEX

Exhibit	Description
99.1	March 15, 2004 Press Release by P.F. Chang’s China Bistro, Inc.

99.2	Transcript of Conference Call held March 16, 2004